Access One Trust

Access VP High Yield FundSM

Supplement dated May 1, 2005

to the Prospectus dated December 17, 2004

The following sentence should be inserted at the end of the definition of High Yield Risk under the heading “Principal Risk Considerations” on page 4 of the Prospectus:

In addition, if the high yield market closes early or closes altogether on a day when the Fund is required to be open, the Fund may be unable to sell or buy certain instruments on that day and, as a result, might incur substantial losses.

The following paragraph replaces the definition of Liquidity Risk under the heading “Principal Risk Considerations” on page 4 of the Prospectus:

Liquidity Risk    In certain circumstances it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Prices of high yield debt instruments may decline rapidly in the event a significant number of holders of such securities decide to sell. In addition, if a market in which the Fund’s principal investments trade closes early or closes altogether on a day when the Fund is required to be open, the Fund may be unable to sell or buy certain instruments on that day and, as a result, might incur substantial losses.

The fourth paragraph, titled “Bond Market Association’s Proposed Early Close Schedule” under the heading “Calculating Share Prices” on page 7 of the prospectus is hereby deleted.

Please keep this information with your prospectus for future reference.

SUPPVP0505